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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): July 30, 1998


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, providing for the issuance of the CWABS, INC. Mortgage Pass-Through Certificates, Series 1998-14).


                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-37539                   95-4596514
          --------                   ---------                   ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation               File Number             Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
           ---------------------                                 -----
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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


Item 5.  Other Events.
-------  -------------

         On July 30, 1998, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-14. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.
              -----------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of July 1, 1998, by and among the Company, CHL and the Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CWABS, INC.



                                               By: /s/ David Walker
                                                   -----------------------------
                                                   David Walker
                                                   Vice President


Dated:  August 14, 1998


                                  Exhibit Index
                                  -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1.           Pooling and Servicing Agreement,
                dated as of July 1, 1998, by
                and among, the Company, CHL
                and the Trustee.                                          6
4